UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 8, 2005


                          Chicago Rivet & Machine Co.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


           Illinois                   0-1227               36-0904920
           --------                   ------               ----------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


          901 Frontenac Road, Naperville, Illinois             60563
          ----------------------------------------           ----------
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (630) 357-8500


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On June 8, 2005, Chicago Rivet & Machine Co. ("Chicago Rivet") entered into a Separation Agreement and Release (the "Agreement") with Donald P. Long. Mr. Long served as Vice President of Sales of Chicago Rivet until June 7, 2005.

Pursuant to the Agreement and in consideration for the release given by Mr. Long, Chicago Rivet agreed to pay Mr. Long three months of his base annual salary in the amount of $31,750, less payroll deductions and all required withholdings.

A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

10.1 Separation Agreement and Release between Chicago Rivet & Machine Co. and Donald P. Long, dated June 8, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHICAGO RIVET & MACHINE CO.


                                          /s/ John C. Osterman
                                          ------------------------------------
Date: June 13, 2005                       By:   John C. Osterman
                                          Its:  President, Chief Operating
                                                Officer and Treasurer

                                 Exhibit Index
                                 -------------

Exhibit
  No.                 Exhibits
-------               --------

10.1 Separation Agreement and Release between Chicago Rivet & Machine Co. and Donald P. Long, dated June 8, 2005.